                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                          ____________________________

                                    FORM 8-K

                          ___________________________

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                November 1, 1995



                        CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)



           11-2776686                                       1-9046
   (Commission File Number)                             (IRS Employer
                                                    Identification Number)



                 One Media Crossways, Woodbury, New York  11797
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (516) 364-8450
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     Item 5.   Other Events



     On November 1, 1995, Cablevision Systems Corporation (the "Registrant" or the "Company") entered into an underwriting agreement with Bear, Stearns & Co. Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (the "Preferred Stock Underwriters") pursuant to which the Company agreed to sell to the Preferred Stock Underwriters 12,000,000 Depositary Shares representing 1,200,000 shares of the Company's 8 1/2% Series I Cumulative Convertible Exchangeable Preferred Stock (the "Series I Preferred Stock") with an aggregate liquidation preference of $300,000,000. The Company also granted the Underwriters a 30-day option to purchase up to an additional 1,800,000 Depositary Shares representing 180,000 shares of Series I Preferred Stock solely to cover over-allotments. The Depositary Shares will be convertible into shares of the Company's Class A Common Stock at any time on or after January 8, 1996 at an initial conversion price of $67.44 per share of Class A Common Stock. The Company will apply the net proceeds of the offering of the Depositary Shares, estimated to be $290.6 million (assuming no exercise of the over-allotment option), to the repayment of bank indebtedness and general corporate purposes.

     On November 2, 1995, the Company entered into a purchase agreement with Bear, Stearns & Co. Inc., Merrill Lynch & Co., Merrill Lynch Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Toronto Dominion Securities (USA) Inc. (the "Notes Underwriters") pursuant to which the Company agreed to sell to the Notes Underwriters $300,000,000 of the Company's 9 1/4% Senior Subordinated Notes due 2005 (the "Notes"). The Company will apply the net proceeds of the offering of the Notes, estimated to be $292.2 million, to the repayment of bank indebtedness and general corporate purposes.

     The Company expects to issue the Depositary Shares and the Notes on November 7, 1995.
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     Item 7.   Financial Statements, Pro Forma Financial Information and
               Exhibits



     (c)  Exhibits

     (12) Computation of Deficiency of Earnings to Fixed Charges and Fixed Charges and Preferred Stock Dividends.

     (99.1) Underwriting Agreement dated November 1, 1995 relating to the Company's 8 1/2% Series I Cumulative Convertible Exchangeable Depositary Shares;

     (99.2) Purchase Agreement dated November 2, 1995 relating to the Company's 9 1/4% Senior Subordinated Notes due 2005;

     (99.3) Form of certificate of designations relating to the Company's 8 1/2% Series I Cumulative Convertible Exchangeable Preferred Stock;

     (99.4) Form of Deposit Agreement, dated as of November 7, 1995 among the Company, Harris Trust and Savings Bank, as depositary, and the holders from time to time of the Depositary Receipts (incorporated by reference to Exhibit 4.4 of the Company's Registration statement on Form 8-A relating to the Company's 8 1/2% Series I Cumulative Convertible Exchangeable Depositary Shares);

     (99.5)  Form of Depositary Receipt (incorporated by reference to Exhibit
4.5 of the Company's Registration statement on Form 8-A relating to the Company's 8 1/2% Series I Cumulative Convertible Exchangeable Depositary Shares);

     (99.6) Supplemental Indenture dated as of November 1, 1995 between the Company and The Bank of New York, Trustee to the Indenture dated as of November 1, 1995;

     (99.7) Opinion of Sullivan & Cromwell relating to the validity of the Company's 8 1/2% Series I Cumulative Convertible Exchangeable Depositary Shares;

     (99.8) Opinion of Sullivan & Cromwell relating to the validity of the Company's 9 1/4% Senior Subordinated Notes due 2005;

     (99.9) Opinion of Sullivan & Cromwell relating to certain tax considerations relating to the Company's 8 1/2% Series I Cumulative Convertible Exchangeable Depositary Shares.

    (99.10)  Form of Company's 9 1/4% Senior Subordinated Notes due 2005.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CABLEVISION SYSTEMS CORPORATION



                         By: /s/ Barry J. O'Leary
                            -------------------------------
                             Barry J. O'Leary
                             Senior Vice President, Finance
                              and Treasurer


Dated: November 6, 1995

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